SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
Filed by a party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to § 240.14a-12

L Q Corporation, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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L Q CORPORATION, INC.
888 Seventh Avenue, 17th Floor
New York, NY 10019

November 23, 2004

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2004 Annual Meeting of Stockholders of L Q Corporation, Inc. which will be held on December 22, 2004 at 12:00 p.m., local time, at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022.

The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

Your vote is important. After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the prepaid envelope to ensure that your shares will be represented at the meeting. If you have any questions or need assistance in voting your shares, please call our proxy solicitor:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor,
New York, New York 10005
Call collect: 212-269-5550

We have enclosed a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

We look forward to seeing you at the meeting.

Sincerely yours,

James A. Mitarotonda
Chairman of the Board

L Q CORPORATION, INC.
888 Seventh Avenue, 17th Floor
New York, NY 10019

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 22, 2004

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TO THE STOCKHOLDERS OF L Q CORPORATION, INC.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the “Annual Meeting”) of L Q Corporation, Inc., a Delaware corporation (the “Company”), will be held on December 22, 2004 at 12:00 p.m., local time, at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, for the following purposes:

1.	To consider and vote upon a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation to remove the classification of the Board of Directors;

2.	To elect two (2) Class II directors to serve on the Board of Directors;

3.	To ratify the selection of Rothstein, Kass & Company, P.C. as the Company’s independent accountants for the fiscal year ending December 31, 2004; and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

All of the foregoing is more fully setforth in the Proxy Statement accompanying this Notice.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 is being mailed to stockholders along with the attached Proxy Statement.

The Board of Directors has fixed the close of business on November 4, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. All holders of record of shares of the Company’s common stock as of the record date will be entitled to attend and vote at the Annual Meeting.

A complete list of stockholders entitled to vote will be available for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during normal business hours at the offices of the Company at 888 Seventh Avenue, 17th Floor, New York, New York 10019 for the 10-day period prior to the Annual Meeting.

Stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please mark, date, sign and return the enclosed proxy card to ensure that your shares are represented at the Annual Meeting. Stockholders who attend the Annual Meeting may vote their shares personally, even though they have sent in a proxy.

November 23, 2004
New York, New York

By Order of the Board of Directors

Melvyn Brunt
Secretary

IMPORTANT: Please mark, date, sign and return the enclosed proxy card as soon as possible. The proxy is revocable and it will not be used if you (i) give written notice of revocation to the Secretary of the Company, 888 Seventh Avenue, 17th Floor, New York, New York 10019, prior to the vote to be taken at the Annual Meeting, (ii) submit a later-dated proxy or (iii) attend and vote at the Annual Meeting.

L Q CORPORATION, INC.
888 Seventh Avenue, 17th Floor
New York, New York 10019

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PROXY STATEMENT

FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

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INFORMATION CONCERNING SOLICITATION AND VOTING

The proxy accompanying this Proxy Statement is solicited by the Board of Directors of L Q Corporation, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on December 22, 2004 at 12:00 p.m., local time, at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, and at any adjournment or adjournments thereof (the “Annual Meeting”)

These proxy solicitation materials were first mailed on or about November 23, 2004 to all stockholders entitled to vote at the Annual Meeting.

WE HAVE INCLUDED A COPY OF OUR ANNUAL REPORT ON FORM 10-K TOGETHER WITH THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE PROVIDED WITH THE ANNUAL REPORT IN THE MAILING OF THIS PROXY STATEMENT. ADDITIONAL COPIES ARE AVAILABLE UPON THE REQUEST OF A STOCKHOLDER MADE IN WRITING TO L Q CORPORATION, INC., 888 SEVENTH AVENUE, 17TH FLOOR, NEW YORK, NEW YORK 10019 ATTN: SECRETARY, OR BY TELEPHONE TO (212) 974-5730.

PURPOSE OF THE MEETING

The specific proposals to be considered and acted upon by our stockholders at the Annual Meeting are summarized below.

Proposal 1–Approval of Removal of Classification of the Board of Directors. Our stockholders will vote on an amendment of our Second Amended and Restated Certificate of Incorporation to remove the classification of the Board of Directors. If this proposal is approved, each director will thereafter be elected on an annual basis.

Proposal 2–Election of Directors. Our stockholders will vote to elect two (2) Class II directors. The term of office for the nominees depends on the approval of the removal of the classification of the Board of Directors. If Proposal 1 is approved, the terms of the Class II nominees would expire at the annual meeting of stockholders in 2005. If Proposal 1 is not approved, the terms of the Class II nominees would expire at the annual meeting of stockholders in 2007. The Board has nominated Joseph R. Wright, Jr. and Stephen Liguori to continue serving as the Class II directors.

Proposal 3–Ratification of Appointment of Independent Accountants. Our stockholders will vote on whether to ratify the Audit Committee’s selection of Rothstein, Kass & Company, P.C. (“Rothstein Kass”) to serve as our independent public accountants for the fiscal year ending December 31, 2004. Although stockholder ratification is not required by our Bylaws or any other applicable legal requirement, the Board is submitting the selection of Rothstein Kass to the stockholders for ratification as a matter of good corporate governance.

Other Matters. Our stockholders may transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

VOTING AND SOLICITATION OF PROXIES

Number of Shares Outstanding; Record Date. Only holders of record of the Company’s common stock, par value $0.001 per share (“Common Stock”), at the close of business on November 4, 2004 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, 3,214,408 shares of Common Stock were issued and outstanding. Except as described below, stockholders present in person or by proxy at the Annual Meeting will be entitled to one vote on each proposal for each share of Common Stock held by such stockholder on that date. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum Requirement for the Annual Meeting. Our Bylaws provide that the holders of record of a majority of the shares of Common Stock issued and outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum at the Annual Meeting.

Voting Rights in the Removal of our Board’s Classification. A stockholder may vote for or against or abstain from voting on the proposal to remove the classification of our Board of Directors. This proposal requires the affirmative vote of 66 2/3% of the shares of Common Stock issued and outstanding on the Record Date. Accordingly, broker non-votes and abstentions on Proposal 1 will have the same effect as a vote against the removal of our Board’s classification. IF YOU ARE IN FAVOR OF THE DECLASSIFICATION OF OUR BOARD OF DIRECTORS, YOU ARE URGED TO VOTE “FOR” PROPOSAL 1.

Voting Rights in the Election of Directors. Members of our Board will be elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, the two nominees for Class II director receiving the highest number of affirmative votes will be elected. A stockholder may, with respect to the election of directors, (i) vote for the election of all of the nominees, (ii) withhold authority to vote for any one or more of the nominees or (iii) withhold authority to vote for all of the nominees by so indicating in the appropriate spaces on the enclosed proxy card. Since the nominees will be elected by a plurality vote, neither broker non-votes nor shares abstaining from the vote on the proposal to elect the slate of nominees will have an effect on the outcome of the vote on Proposal 2. IF YOU ARE IN FAVOR OF THE SLATE OF NOMINEES, YOU ARE URGED TO VOTE “FOR” EACH NOMINEE IDENTIFIED IN PROPOSAL 2.

Voting Rights with Respect to the Ratification of the Appointment of Independent Accountants. Stockholder ratification of the selection of Rothstein Kass as our independent public accountants is not required by our Bylaws or other applicable legal requirement. However, the Board is submitting the selection of Rothstein Kass to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the audit committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests. The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting will be required to ratify the selection of Rothstein Kass as our independent public accountants for the fiscal year ending December 31, 2003. Accordingly, broker non-votes and abstentions on Proposal 3 will have the same effect as a vote against ratifying the appointment of the independent accountants. IF YOU ARE IN FAVOR OF RATIFYING THE APPOINTMENT OF ROTHSTEIN, KASS & COMPANY, P.C. AS OUR INDEPENDENT ACCOUNTANTS, YOU ARE URGED TO VOTE “FOR” PROPOSAL 3.

Proxies. Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy card, which is solicited by the Board, and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, properly executed and delivered proxies will be voted FOR Proposals 1 and 3 and each nominee identified in Proposal 2. As to other matters that may properly come before the Annual Meeting, properly executed and delivered proxies with no specified directions will be voted in our discretion. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to our principal executive offices, attention: Secretary, before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Special Procedures for Shares Held of Record by Brokers. If your shares are held in the name of a broker, then only your broker can execute a proxy and vote your shares and only after receiving your specific instructions. Remember that your shares cannot be voted unless you return a signed and executed proxy card to your broker. However, please be advised that broker non-votes with respect to any matter to be voted on at the Annual Meeting will not be voted but will be counted as present to determine whether there is a quorum for voting purposes on such matters at the Annual Meeting. Broker non-votes occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner. PLEASE SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED BY YOUR BROKER.

Solicitation. Proxies may be solicited by mail, advertisement, telephone, via the Internet or in person. Solicitations may be made by directors, officers, investor relations personnel and other employees of the Company, none of whom will receive additional compensation for such solicitations. Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward the Company’s solicitation material to their customers for whom they hold shares. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Common Stock and obtaining voting instructions from beneficial owners of the Common Stock. The Company has retained D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies and for related services. The Company will pay D.F. King a fee of $5,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. In addition, the Company has also agreed to indemnify D.F. King against certain liabilities and expenses. D.F. King will provide services to the Company including data compilation, mailing proxy materials, answering stockholder questions, telephoning stockholders and contacting brokers.

The entire expense of printing, preparing, assembling and mailing proxy materials and the cost of soliciting proxies will be borne by the Company.

IMPORTANT: WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT YOUR SHARES OF COMMON STOCK WILL BE VOTED. THIS WILL NOT LIMIT YOUR RIGHT TO ATTEND OR VOTE AT THE ANNUAL MEETING.

Proposal One
Amendment to the Second Amended and restated Certificate of Incorporation to Eliminate the Classification of the Board of Directors

The Company has three classes of directors serving staggered three-year terms. The Board has determined that the Second Amended and Restated Certificate of Incorporation should be amended to eliminate the classification of the Board and to provide for the annual election of all directors, and has unanimously voted to recommend such amendment to the stockholders. If the proposed amendment is approved, the classified Board will be eliminated, the current terms of office of each Class I and III director currently in office and the terms of the Class II directors elected at this year’s Annual Meeting will end at the annual meeting of stockholders in 2005 and all directors will thereafter be elected for one-year terms at each annual meeting of stockholders.

Pursuant to the Second Amended and Restated Certificate of Incorporation, the Board is divided into three classes with staggered three-year terms and not more than one class of directors is elected at any annual meeting of stockholders. The proposed amendment to the Second Amended and Restated Certificate of Incorporation would eliminate the three classes with their staggered three-year terms, as described below, and provide for the annual election of all directors.

Proponents of classified boards of directors believe that a classified board helps the board of directors maintain a greater continuity of experience because the majority of directors at any given time will have experience with the business affairs and operations of the company. This continuity may assist the company in long-term strategic planning. Additionally, proponents argue that a classified board reduces the possibility of a sudden change in control of the board of directors. As a result, in the event of a hostile takeover attempt, a classified board may encourage a person seeking control of the company to initiate arm’s-length discussions with management and the board, who should then be in a better position to negotiate a more favorable transaction for stockholders.

However, the Board believes that a classified board of directors limits the ability of stockholders to elect directors and to exercise influence over the Company. Therefore, the Board believes that it is in the best interest of the Company and its stockholders to eliminate the classified Board of Directors thereby permitting the Company’s stockholders to elect all members of the Board of Directors annually. The Board believes that this will promote greater accountability of each director to all stockholders and will allow the Company’s stockholders an opportunity annually to register their views on the collective performance of the Board of Directors and the performance of each director individually. In addition, the Board believes that the Company should no longer retain the current Board structure because of the negative perception among many potential investors and investor groups concerning staggered boards in general.

Numbered Paragraph 1 of Article IX of the Second Amended and Restated Certificate of Incorporation currently provides as follows:

Number of Directors. The number of directors which constitutes the whole Board of Directors of the corporation shall be designated in the Second Amended and Restated Bylaws of the corporation (the “Restated Bylaws”). The directors shall be divided into three classes with the term of office of the first class (Class I) to expire at the annual meeting of stockholders held in 2000; the term of office of the second class (Class II) to expire at the annual meeting of stockholders held in 2001; the term of office of the third class (Class III) to expire at the annual meeting of stockholders held in 2002; and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election.

If the proposed amendment is approved, numbered Paragraph 1 of Article IX of the Second Amended and Restated Certificate of Incorporation would be deleted and replaced with the following:

The number of directors which shall constitute the whole Board of Directors of the corporation shall be determined in the Second Amended and Restated Bylaws of the corporation (the “Restated Bylaws”) as provided therein. The directors of the corporation shall be elected by the stockholders entitled to vote thereon at each annual meeting of stockholders and shall hold office until their respective successors shall have been elected and qualified, subject, however, to their earlier death, resignation, retirement, disqualification or removal from office. The term of office of each director in office immediately after the 2004 annual meeting of stockholders shall expire at the next annual meeting of stockholders of the corporation.

Section 141(d) of the Delaware General Corporation Law requires that a corporation desiring to classify its board of directors must expressly provide for such classification in either its certificate of incorporation or its bylaws. The deletion of the provisions of numbered Paragraph 1 of Article IX relating to the classification of the Board is intended to remove any express provision for the classification of the Board, thereby removing the classification of the Board. If the classified Board of Directors is eliminated, Delaware law provides that any director or the entire Board may be removed, with or without cause, by the holders of a majority of the shares of the Company entitled to vote for the election of directors.

If Proposal One is approved, the Company will file a certificate with the Secretary of State of the State of Delaware reflecting the changes resulting from the amendment, such changes to become effective on the filing thereof, and the Board of Directors will amend the provisions of the Company’s bylaws describing the classification of the Board. Thereafter, the three-year terms of the directors currently serving as Class I and III Directors, as well as the terms of the Class III Directors elected at the annual meeting, will expire at the 2005 annual meeting of stockholders. All current members of the Board of Directors and all current nominees for director have agreed to shorten their terms as directors to expire at the date of the next annual meeting of stockholders. Accordingly, if Proposal One is approved, commencing with the next annual meeting of stockholders, the entire Board of Directors of the Company will be elected annually. The form of certificate we will file with the Secretary of State of Delaware to consummate the declassification of the Board of Directors is set forth in Exhibit A hereto.

The proposal to eliminate the classification of the Board of Directors is neither the result of any effort to unseat incumbent directors, nor, to the knowledge of the Board of Directors, any effort by any person to take control of the Board.

The Board of Directors unanimously recommends a vote FOR Proposal One.

Approval of Proposal One will require the affirmative vote of a 66 2/3% majority of the shares of the Company’s Common Stock outstanding and entitled to vote thereon.

Proxies solicited by the Board of Directors will be voted FOR this proposal, unless you specify otherwise in your proxy.

Proposal Two
Election of Directors

Our Board is currently comprised of six (6) members divided into three classes of directors serving staggered three-year terms. Class I currently consists of two directors, William J. Fox and Michael A. McManus, Jr. Messrs. Fox and McManus were appointed to the Board in April 2003. Class II currently consists of Joseph R. Wright, Jr. and Stephen Liguori. Mr. Wright was appointed on July 21, 2004 and Mr. Liguori was appointed on October 7, 2004. Class III currently consists of two directors, James A. Mitarotonda and Steven Berns. Mr. Mitarotonda was appointed to the Board in September 2002 and Mr. Berns was appointed to the Board on October 7, 2004.

If Proposal One is approved by the stockholders, each Class II director elected at the Annual Meeting will serve for a term of one year expiring at the next annual meeting of stockholders. The Class I and III directors of the Company will continue in office until the annual meeting of stockholders in 2005. If Proposal One is not approved by the stockholders, the Class III directors of the Company will continue in office for their existing terms, which expire in 2005, the Class I directors of the Company will continue in office for their existing terms, which expire in 2006, and the Class II directors of the Company to be elected at the Annual Meeting will serve for a term of three years expiring at the annual meeting of stockholders in 2007.

Unless authority to vote for directors is withheld, the Company intends that the shares represented by the enclosed proxy will be voted for the election of the nominees listed below. In the event the nominees become unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of such persons as the Board of Directors may select. The Board of Directors has no reason to believe that the nominees will be unable or unwilling to serve.

The Board of Directors unanimously recommends a vote FOR the Class II nominees for director listed below.

Directors are elected by a plurality vote of the aggregate voting power of the shares of outstanding Common Stock, present in person or represented by proxy, voting together as a single class.

Set forth below is certain information regarding the Company’s directors, including information furnished by them as to their principal occupations and business experience for the past five years, certain directorships held by each, their respective ages as of October 22, 2004 and the year in which each became a director of the Company. Each director has served continuously with the Company since his first election as indicated below.

Directors

Set forth below is certain information regarding the directors of the Company.

Name	Age

William J. Fox	48	President, Chief Executive Officer and Director
Steven Berns	40	Director
Stephen Liguori	48	Director
Michael A. McManus, Jr.	61	Director
James A. Mitarotonda	50	Chairman and Director
Joseph R. Wright, Jr.	66	Director

Incumbent Class I Directors.

Mr. Fox has served as one of our directors since April 2003 and has served as our President and Chief Executive Officer since October 7, 2004. Mr. Fox was Chairman, President and Chief Executive Officer of AKI Inc. and President and CEO of AKI Holdings, Inc. (collectively, “AKI”), an international specialty marketing services business, from February 1999 until October 2004. From September 1991 until January 1999, Mr. Fox was an executive of Revlon Inc. (NYSE: REV) and of Revlon Consumer Products Corporation (“RCPC”) holding various positions, including Senior Executive Vice President of Revlon, Inc., President of Strategic and Corporate Development, Revlon Worldwide, Chief Executive Officer of Revlon Technologies, and, until December 1997, was Chief Financial Officer of Revlon, Inc. Mr. Fox was concurrently Senior Vice President of MacAndrews & Forbes Holdings Inc. (“MacAndrews”). Mr. Fox was a director of Revlon Inc. and RCPC from 1994 until April 1999. At various times, beginning in April 1983, Mr. Fox was also an executive officer of several affiliates of MacAndrews and Revlon, including Technicolor Inc., The Coleman Company, New World Entertainment and Revlon Group Incorporated. Mr. Fox served as a director and non-executive Co-Chairman of Loehmann’s Holdings Inc. from October 2000 until October 2004. Mr. Fox currently serves as Vice Chairman of the Advisory Board of Barington Companies Equity Partners, L.P., Vice Chairman of Barington Capital Group, L.P. and, since September 2004, as a director of Nephros, Inc. (AMEX:NEP).

Mr. McManus has served as one of our directors since April 2003. Mr. McManus has also been President and CEO of Misonix, Inc. (NASDAQ:MSON), a medical device company since November 1998. He was President and Chief Executive Officer of New York Bancorp Inc. (“NYBI”) from 1991 to 1998, a director of NYBI from 1990 to 1998 and a director and Vice Chairman of Home Federal Savings Bank, NYBI’s subsidiary, from 1991 to 1998. He is also a director of the United States Olympic Committee, Document Imaging Systems Corp., American Home Mortgage Holdings, Inc. and Novavax, Inc. (NASDAQ:NVAX) He has served in numerous government capacities, including Assistant to the President of the United States from 1982 to 1985 and as Special Assistant to the Secretary of Commerce during the Ford Administration. Mr. McManus also serves on the Advisory Board of Barington Companies Equity Partners, L.P.

Nominees for Class II Directors.

Mr. Liguori has served as one of our directors since October 7, 2004. Mr. Liguori has since January 2001 been a Managing Director and the Chief Retail Marketing Officer of Morgan Stanley’s Individual Investor Group, a group that provides investment products and services for individuals. Prior to that, Mr. Liguori was the head of Citibanking North America’s E-Consumer Division from June 2000 to October 2000 and a Business Manager at Citibanking, N.A. from June 1998 to June 2000. Before joining Citibank, Mr. Liguori worked in general management and strategic marketing with the Kraft/Phillip Morris organization (NYSE:KFT) and Pepsico (NYSE:PEP).

Mr. Wright has served as a director of the Company since July 21, 2004. Mr. Wright is President, Chief Executive Officer and Director of PanAmSat Corporation (NASDAQ:SPOT), one of the world’s largest providers of global satellite-based communications services. In the six years prior to this position, Mr. Wright was Vice Chairman of Terremark Worldwide Inc. (AMEX:TWW), a public company that develops and operates Network Access Point (NAP) centers in the U.S. and Brazil. Mr. Wright was also Chairman and Director of GRC International, Inc., a public company providing advanced IT, Internet, and software systems technologies to government and commercial customers, which was sold to AT&T. He was also Co-Chairman and Director of Baker & Taylor Holdings, Inc., an international book/video/software distribution and e-commerce company that is majority owned by the Carlyle Group. From 1989 to 1994, Mr. Wright was Executive Vice President, Vice Chairman and Director of W.R. Grace & Co., Chairman of Grace Energy Company, and President of Grace Environmental Company. Mr. Wright was Deputy Director and Director of the Federal Office of Management and Budget and a member of the President’s Cabinet during the Reagan Administration from 1982 to 1989 and Deputy Secretary of the Department of Commerce from 1981 to 1982. He previously held positions as President of two of Citibank’s subsidiaries, as a partner of Booze Allen and Hamilton and in various management/economic positions in the Federal Departments of Commerce and Agriculture. In addition, Mr. Wright is the Chairman of the Advisory Board of Barington Companies Equity Partners, L.P., and serves on the Board of Directors/Advisors of Terremark Worldwide Inc., Titan Corporation (NYSE:TTN), Baker & Taylor, Verso Technologies Inc. (NASDAQ: VRSO), Proxim Corporation (NASDAQ:PROX) and the AT&T Washington Advisory Board. Mr. Wright graduated from Yale University with a Master’s Degree in Industrial Administration and from Colorado School of Mines with a Professional Engineering Degree.

Incumbent Class III Directors.

Mr. Berns has served as one of our directors since October 7, 2004. He has been the Vice Chairman and Executive Vice President of MDC Partners, Inc. (NASDAQ:MDCA) since September 2004. Prior to that, Mr. Berns was the Senior Vice President and Treasurer of The Interpublic Group of Companies, Inc. (NYSE:IPG), a major organization of advertising agencies and marketing services companies from August 1999 until September 2004. Before that, Mr. Berns held a variety of positions in finance at Revlon, Inc. (NYSE:REV) from April 1992 until August 1999, becoming Vice President and Treasurer in 1996. Prior to joining Revlon, Mr. Berns worked at Paramount Communications Inc. and at a predecessor public accounting firm of Deloitte & Touche. Mr. Berns is a Certified Public Accountant and has served as a director for Liveperson, Inc. (NASDAQ:LPSN) since April 2002.

Mr. Mitarotonda has served as one of our directors since September 2002. He has served as our Co-Chief Executive Officer and Co-Chairman from April 2003 until May 2004, and has served as our sole Chief Executive Officer and Chairman since May 2004 before stepping down as Chief Executive Officer on October 7, 2004. Mr. Mitarotonda is Chairman of the Board, President and Chief Executive Officer of Barington Capital Group, L.P., an investment firm that he co-founded in November 1991. Mr. Mitarotonda is also the Managing Director of Barington Companies Offshore Fund, Ltd. and President and Chief Executive Officer of Barington Companies Investors, LLC, the general partner of Barington Companies Equity Partners, L.P., a small capitalization value fund which seeks to be actively involved with its portfolio companies in order to enhance shareholder value. Mr. Mitarotonda is also Chief Executive Officer and a director of Dynabazaar, Inc. (OTCBB:FAIM) and a director of Register.com (NASDAQ:RCOM). In May 1988, Mr. Mitarotonda co-founded Commonwealth Associates, an investment banking, brokerage and securities trading firm. Mr. Mitarotonda served as Chairman of the Board and Co-Chief Executive Officer of JMJ Management Company Inc., the general partner of Commonwealth Associates. From December 1984 to May 1988, Mr. Mitarotonda was employed as Senior Vice President/Investments by D.H. Blair & Co., an investment bank, brokerage and securities trading firm focused on micro-capitalization companies. From July 1981 to November 1984, Mr. Mitarotonda was employed by Citibank, N.A. with management responsibility for two of Citibank’s business banking branches and became Regional Director of Citibank’s Home Equity Financing and Credit Services. Mr. Mitarotonda is a member of the board of directors of Friends of Green Chimneys, a charitable organization. He graduated from Queens College with a BA degree in economics and with an MBA from New York University’s Graduate School of Business Administration (now known as the Stern School of Business).

There are no family relationships among any of our directors or executive officers.

Other Information

Executive Officers

Until April 15, 2003, Raymond A. Doig served as our Chief Executive Officer and Stephen V. Imbler served as our President and Chief Financial Officer. We did not have any other executive officers. Mr. Doig and Mr. Imbler both resigned their respective positions effective as of April 15, 2003. From that date until May 29, 2004, James A. Mitarotonda and Seymour Holtzman served as Co-Chief Executive Officer. On May 29, 2004, Mr. Holtzman resigned as Co-Chief Executive Officer. On October 7, 2004, Mr. Mitarotonda resigned as Chief Executive Officer. From that date, William J. Fox has served as our President and Chief Executive Officer.

As of October 7, 2004, the following persons were serving as our executive officers:

Name	Age	Position

William J. Fox	48	President and Chief Executive Officer
Melvyn Brunt	61	Chief Financial Officer and Secretary

Mr. Fox’s biographical information is detailed under “PROPOSAL TWO—ELECTION OF DIRECTORS” above.

Mr. Brunt has served as our Chief Financial Officer and Secretary since April 2003. He has also served as Chief Financial Officer to Barington Capital Group, L.P. since January 2002 and as Chief Financial Officer and Secretary to Dynabazaar, Inc. (OTCBB:FAIM) since January 2004. In addition, from January 2002 to May 2004, he served as Chief Financial Officer and Secretary to MM Companies, Inc. (OTCBB:MMCO). From 1985 to 2001, Mr. Brunt was a Director and Chief Financial Officer of Davies Turner & Co., an international freight forwarding company with offices throughout the United States. From 1996 to 2001, Mr. Brunt was President of Air Mar, Inc., located in Puerto Rico, and a Director of TCX International Inc., located in Miami. Both of those companies provide logistics support services to a wide variety of importing and exporting companies.

Security Ownership of Certain Beneficial Owners and Management

The following table presents information with respect to beneficial ownership of the Common Stock as of November 18, 2004 by:

•	each person known by us who beneficially owns more than 5% of the Common Stock;

•	by individuals serving as our Chief Executive Officer in 2003 and our Chief Financial Officer and Secretary (“Named Executive Officers”);

•	each of our directors and the nominee for director; and

•	all executive officers and directors as a group.

Except as otherwise noted, the address of each person/entity listed in the table is c/o L Q Corporation, Inc., 888 Seventh Avenue, 17th Floor, New York, NY 10019. The table includes all shares of Common Stock issuable within 60 days of November 18, 2004 upon the exercise of options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to all shares of Common Stock. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares of Common Stock beneficially owned. The applicable percentage of ownership for each stockholder is based on 3,214,408 shares of Common Stock outstanding as of November 18, 2004, together with applicable options for that stockholder. Shares of Common Stock issuable upon exercise of options and other rights beneficially owned are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, but are not deemed outstanding for computing the percentage ownership of any other person. Numbers of shares in the following table and footnotes thereto have been adjusted to account for the Company’s reverse-forward stock split which took effect on June 7, 2004.

	Shares Beneficially Owned

Name of Beneficial Owner	Number	Percent

Lloyd I. Miller III(1) 4550 Gordon Drive Naples, Florida 34102	408,446	12.71
Phillip Goldstein(2) 60 Heritage Drive Pleasantville, NY 10570	377,791	11.75
PNC Financial Services Group, Inc. and related entities(3) One PNC Plaza 249 Fifth Ave. Pittsburgh, PA 15265	339,695	10.57
Coghill Capital Management(4) 225 W. Washington Street, Suite 2200 Chicago, IL 60606	212,378	6.61
SC Fundamental Value Fund, L.P. and related entities(5) 420 Lexington Avenue, Suite 2601 New York, NY 10170	195,660	6.09
Jay Gottlieb(6) 27 Misty Brook Lane New Fairfield, CT 06812	169,170	5.26
Barington Companies Equity Partners, L.P. and related entities(7) c/o Barington Capital Group, L.P. 888 Seventh Avenue, 17th Floor New York, NY 10019	354,214	11.02
James A. Mitarotonda(8)	341,936	10.24
Steven Berns(9)	21,000	*
Melvyn Brunt(10)	14,000	*
William J. Fox(11)	22,400	*
Stephen Liguori(12)	21,000	*
Michael McManus(13)	22,400	*
Joseph R. Wright, Jr.(14)	21,000	*
Raymond A. Doig(15)	0	—
Stephen V. Imbler(16)	0	—
All executive officers and directors as a group (9 persons)	463,736	13.14

___________________

(1)	On February 18, 2004, Lloyd I. Miller III filed an amendment to Schedule 13G pursuant to Rule 13d-1 of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, reporting combined ownership of 408,446 shares of Common Stock. According to this Schedule 13G/A, Mr. Miller holds sole dispositive and voting power with respect to 68,748 shares of the reported securities as (i) the manager of a limited liability company that is the general partner of a certain limited partnership and (ii) an individual and shared dispositive and voting power with respect to 2,426,398 shares of the reported securities as an advisor to the trustee of certain family trusts.
(2)	On March 16, 2004, Phillip Goldstein filed an amendment to Schedule 13D pursuant to Rule 13d-1 of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, reporting combined ownership of 377,791 shares of Common Stock.
(3)	On February 10, 2004, PNC Financial Services Group, Inc. filed an amendment to Schedule 13G pursuant to Rule 13d-1 of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, reporting combined ownership of 339,695 shares of Common Stock as the total owned by three entities, PNC Financial Services Group, Inc., PNC Bancorp, Inc. and PNC Bank, National Association. The total shares of Common Stock reported are held in Trust Accounts created by an Amended and Restated Trust Agreement dated September 20, 1983, in which Lloyd I. Miller, Jr. was Grantor and for which PNC Bank, National Association serves as Trustee.
(4)	On June 20, 2002, Coghill Capital Management, a limited partnership, filed an amendment to Schedule 13D, pursuant to Rule 13d-1 of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, reporting combined ownership of 212,378 shares of Common Stock as the total owned.
(5)	On December 6, 2002, SC Fundamental Value Fund and related entities filed a Schedule 13G pursuant to Rule 13d-1 of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, reporting combined ownership of 1,195,660 shares of Common Stock as the total owned.
(6)	On November 17, 2004, Jay Gottlieb filed a Schedule 13D reporting ownership of 169,170 shares of Common Stock as the total owned.
(7)	On May 25, 2004, the Barington group jointly filed an amendment to Schedule 13D pursuant to Rule l3d-1 of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, reporting combined ownership of 298,214 shares of Common Stock as the total owned by the four entities. According to that Schedule 13D/A, Barington Companies Equity Partners L.P. owns 67,438 shares of Common Stock, Ramius Securities, LLC owns 34,512 shares of Common Stock, Barington Capital Group, L.P. owns 80,598 shares of Common Stock and Starboard Value & Opportunity Fund, LLC owns 103,766 shares of Common Stock. Subsequent to this filing, Barington Capital Group, L.P. purchased an additional 11,900 shares of Common Stock and was granted an option to purchase 56,000 shares of Common Stock. Barington Companies Investors, LLC is the general partner of Barington Companies Equity Partners, L.P. James Mitarotonda is the managing member of the Barington Companies Investors, LLC and Chairman of the Board, President and Chief Executive Officer of Barington Capital Group, L.P.
(8)	Includes 67,438 shares of Common Stock owned by Barington Companies Equity Partners L.P., 148,498 shares of Common Stock owned by Barington Capital Group, L.P. and 126,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of November 18, 2004. James A. Mitarotonda is President and Chief Executive Officer of Barington Companies Investors, LLC, the general partner of Barington Companies Equity Partner L.P., and Chairman of the Board, President and Chief Executive Officer of Barington Capital Group, L.P. Consequently, Mr. Mitarotonda may be deemed to beneficially own all of the shares held by Barington Companies Equity Partners L.P. and Barington Capital Group, L.P. Mr. Mitarotonda disclaims beneficial ownership of such shares, except to the extent of his respective pecuniary interest therein.

(9)	Includes 21,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of November 18, 2004.
(10)	Includes 14,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of November 18, 2004.
(11)	Includes 22,400 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of November 18, 2004.
(12)	Includes 21,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of November 18, 2004.
(13)	Includes 22,400 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of November 18, 2004.
(14)	Includes 21,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of November 18, 2004.
(15)	Resigned as Chief Executive Officer on April 15, 2003.
(16)	Resigned as President and Chief Financial Officer on April 15, 2003.

*	Does not exceed 1%.

Board Meetings and Committees

During 2003, our Board held a total of six (6) meetings, and all incumbent directors attended at least 75% of the meetings of our Board or the meetings of committees, if any, upon which such directors served. Certain matters approved by our Board were approved by unanimous consent. Our Board has determined that Steven Berns, Stephen Liguori, Michael McManus and Joseph R. Wright, Jr. qualify as independent under the National Association of Securities Dealers’ (“NASD”) listing standards.

Our Board has three committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. All Committees are comprised solely of independent directors.

Audit Committee.

The Audit Committee currently consists of Steven Berns (Chairman), Michael McManus and Joseph R. Wright, Jr. The Board has determined that each member is “independent” under the NASD’s listing standards and the applicable rules of the Securities Exchange Commission (the “SEC”), that each member is “financially literate” under the NASD’s listing standards and that Mr. Berns qualifies as an Audit Committee Financial Expert under the applicable rules of the SEC. From January 1, 2003 to April 2003, the Audit Committee consisted of two non-employee directors, Mr. Holtzman and Mr. Mitarotonda, each of whom was determined at that time to be independent under the NASD’s listing standards; however, in April 2003, Messrs. Holtzman and Mitarotonda both became employees of the Company and therefore did qualify as independent directors. On April 29, 2003, our Board replaced Messrs. Holtzman and Mitarotonda by electing William J. Fox, Michael A. McManus, Jr. and Jesse Choper to serve on the Audit Committee, with Mr. Fox acting as chairman. Each of these members was determined at that time to be independent under the NASD’s listing standards. On May 29, 2004, Messrs. Choper and Holtzman resigned from our Board. Mr. Wright joined the Audit Committee when he was named to the Board on July 21, 2004. On October 7, 2004 Mr. Fox was named our president and chief executive officer and therefore no longer qualified as an independent director. Mr. Berns replaced Mr. Fox on the Audit Committee when he was named to the Board on October 7, 2004. While Messrs. Mitarotonda and Holtzman served on our Audit Committee, they also served as executive officers of MM Companies, Inc. (“MMC”), an entity to which we made a $929,000 payment on January 2, 2003, representing reimbursement of MMC’s legal costs in connection with a stockholder derivative action. However, since this payment was made as reimbursement in connection with a stockholder derivative action, we believe that this payment arises solely from investments in our securities and therefore did not compromise the independent judgment of Messrs. Mitarotonda and Holtzman during fiscal year 2003.

The Audit Committee hires the Company’s independent accountants and is charged with the responsibility of overseeing the financial reporting process of the Company. In the course of performing its functions, the Audit Committee reviews, with management and the independent accountants, the Company’s internal accounting controls, the annual financial statements, the report and recommendations of the independent accountants, the scope of the audit and the qualifications and independence of the auditors. The report of the Audit Committee is set forth later in this Proxy Statement. The Audit Committee held four (4) meetings during 2003. A copy of the Audit Committee charter as adopted by the Board on October 7, 2004 is attached to this Proxy Statement as Exhibit B.

Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee currently consists of Michael McManus (Chairman), Steven Berns and Stephen Liguori. The Board has determined that each member is independent under the NASD’s listing standards. The Committee is responsible for identifying individuals who are qualified to become directors, recommending nominees for membership on the Board and committees of the Board, promulgating minimum qualifications that it believes must be met by director nominees, establishing policies for considering director candidates recommended by stockholders, implementing procedures for stockholders in submitting recommendations for director candidates and developing and recommending to the Board corporate governance guidelines.

The Committee has established the following minimum qualifications for prospective nominees: (1) high accomplishments in his or her respective field, with superior credentials and recognition, (2) if applicable, a demonstrated history of actively contributing at board meetings, (3) high personal and professional integrity, exceptional ability and judgment, and effectiveness, in conjunction with the other nominees to the Board, in serving the long-term interests of the stockholders and (4) sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve. In addition, the Committee may consider a variety of other qualities and skills, including whether the nominee has direct experience in the industry or in the markets in which the Company operates and the definition of independence within the meaning of Rule 4200 of the NASD listing standards. Nominees must also meet any applicable requirements of the U.S. Securities and Exchange Commission’s regulations, state law and the Company’s charter and by-laws.

The Committee has established a process for identifying and evaluating nominees for director. The Committee may solicit recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate. The Committee will then, without regard to the source of the initial recommendation of such proposed director candidate, review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate. Upon identifying individuals qualified to become members of the Board, consistent with the minimum qualifications and other criteria approved by the Board from time to time, and provided that the Company is not legally required to provide third parties with the ability to nominate individuals for election as a member of the Board, the Committee will then recommend that the Board select the director nominees for election at each annual meeting of stockholders.

The Committee will consider director candidates recommended by the Company’s stockholders. A stockholder wishing to propose a nominee should submit a recommendation in writing to the Company’s Secretary at least 120 days before the mailing date for proxy material applicable to the annual meeting for which such nomination is proposed for submission, setting forth, among other things required by the Committee’s charter, (i) the name, age, business address and, if known, residence address of each nominee, (ii) the principal occupation or employment of each such nominee for the past five years, (iii) the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting and (iv) any additional information regarding director nominees pursuant to the rules of the Securities and Exchange Commission. The Committee anticipates that it would use these sources as well as stockholder recommendations to identify candidates in the future.

The Committee did not hold any meetings during 2003. A copy of the Nominating and Corporate Governance Committee charter as adopted by the Board on October 7, 2004 is attached to this Proxy Statement as Exhibit C. A copy of the Corporate Governance Guidelines as adopted by the Board on October 7, 2004 is attached to this Proxy Statement as Exhibit D.

Compensation Committee.

The Compensation Committee currently consists of Joseph R. Wright, Jr. (Chairman), Stephen Liguori and Michael McManus. The Board has determined that each member is independent under the NASD’s listing standards. From January 1, 2003 to April 2003, the Compensation Committee of the Board of Directors consisted of two non-employee directors, Messrs. Holtzman and Mitarotonda, each of whom was determined at that time to be independent under the listing standards; however, in April 2003, Messrs. Holtzman and Mitarotonda both became employees of the Company and, therefore, did not qualify as independent directors. On April 29, 2003, our Board replaced Messrs. Holtzman and Mitarotonda by electing William J. Fox, Michael A. McManus, Jr. and Jesse Choper to serve on the Compensation Committee, with Mr. Choper acting as chairman. On May 29, 2004, Mr. Choper resigned from our Board, and Mr. Wright joined the Compensation Committee when he was named to the Board on July 21, 2004. On October 7, 2004, Mr. Fox was named our president and chief executive officer and therefore no longer qualified as an independent director. Mr. Liguori replaced Mr. Fox on the Compensation Committee when he was named to the Board on October 7, 2004.

The Compensation Committee sets the compensation of the Chief Executive Officer and other senior executives of the Company, administers the stock option plans and the executive compensation programs of the Company, determines eligibility for, and awards under, such plans and programs, and makes recommendations to the Board with regard to the adoption of new employee benefit plans, stock option plans and executive compensation plans. The report of the Compensation Committee is set forth later in this Proxy Statement. The Compensation Committee held one (1) meeting during 2003. A copy of the Compensation Committee charter as adopted by the Board on October 7, 2004 is attached to this Proxy Statement as Exhibit E.

Compensation Committee Interlocks and Insider Participation.

The Compensation Committee is currently composed of independent, non-employee directors. No interlocking relationships exist among our Board, Compensation Committee or executive officers and the Board, Compensation Committee or executive officers of any other company, nor has an interlocking relationship existed in the past.

Code of Business Conduct and Ethics.

The Company has adopted a Code of Business Conduct and Ethics which applies to directors, officers, senior management and certain other employees of the Company, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Business Conduct and Ethics is attached hereto as Exhibit F. The Company shall provide a copy of its Code of Business Conduct and Ethics to any person without charge, upon request. Requests for a copy of the Code of Business Conduct and Ethics can be made in writing to the following address: L Q Corporation, Inc., 888 Seventh Avenue, 17th Floor, New York, NY 10019 Attn: Secretary.

Communications with Directors.

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to L Q Corporation, Inc., 888 Seventh Avenue, 17th Floor, New York, New York 10019 Attn: Secretary. To communicate with any of our directors electronically, a shareholder should send an email to the Company’s Secretary: mbrunt@barington.com.

All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is the Company’s policy that its directors are invited and encouraged to attend the Annual Meeting. All of our directors except one was in attendance at the 2003 annual meeting of stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file certain reports regarding ownership of, and transactions in, our securities with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on our review of copies of Forms 3, 4, 5 and amendments thereto furnished to us pursuant to Rule 16(a)-(e) with respect to the last fiscal year and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no report on Form 5 was required for our officers, directors and 10% stockholders, we believe that all reports required to be filed under Section 16(a) have been filed on a timely basis by the foregoing persons for our 2003 fiscal year.

Executive Compensation

The following table sets forth the total compensation received for services rendered to us for the years ended December 31, 2003, 2002 and 2001 by the Named Executive Officers. Numbers of securities in this table reflect the reverse-forward stock split which took place on June 7, 2004.

	Annual Compensation				Long-Term Compensation

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	# Securities Underlying Options/SARs

James A. Mitarotonda Chief Executive Officer	2003 2002 2001	$46,487 — —	— — —	— — —	63,000 — —

Seymour Holtzman Co-Chief Executive Officer (resigned May 29, 2004)	2003 2002 2001	$10,000 — —	— — —	— — —	63,000 — —

Raymond A. Doig Chief Executive Officer (resigned April 15, 2003)	2003 2002 2001	$72,924 $84,001 —	— — —	— $60,250(1) —	— — 30,000

Stephen V. Imbler President and Chief Financial Officer (resigned April 15, 2003)	2003 2002 2001	$33,415 $84,001 —	— — —	— 37,000(2) —	— 10,000 30,000

_______________

(1)	Amount represents consulting fees of $21,250 and Board compensation fees of $39,000.

(2)	Amount represents Board compensation fees.

Option Grants in Last Fiscal Year

The following table provides information relating to stock options awarded to each of the Named Executive Officers during the year ended December 31, 2003. All such options were awarded under our 1996 Equity Incentive Plan. Numbers of securities and exercise prices reflect the reverse-forward stock split which took place on June 7, 2004.

	Individual Grants

Name	Number of Securities Underlying Options/SARs Granted(1)		Percentage of Total Options/SARs Granted to Employees in Fiscal 200 (2)	Exercise Price(3)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Options Term(4)

						5%	10%

Seymour Holtzman	58,800	(5)	42%	$2.07	7/18/13	$205,306	$326,806

Seymour Holtzman	4,200	(5)	3%	$1.27	5/14/12	$5,368	$8,555

James Mitarotonda	58,800		42%	$2.07	7/18/13	$205,236	$326,806

James Mitarotonda	4,200		3%	$1.27	5/14/12	$5,368	$8,555

Melvyn Brunt	14,000		10%	$2.07	4/14/13	$48,863	$77,809

(1)	Options were granted under our 1996 Equity Incentive Plan and generally vest over four years from the date of grant.

(2)	Based on an aggregate of 140,000 options granted by us in the year ended December 31, 2003 to our employees, directors and consultants, including the Named Executive Officers.

(3)	Options were granted at an exercise price equal to the fair market value per share of Common Stock on the grant date, as determined by our board of directors according to the provisions of the 1996 Equity Incentive Plan.

(4)	The potential realizable value is calculated based on the term of the option at its time of grant, or 10 years. In accordance with the rules of the SEC, the following table also sets forth the potential realizable value over the term of the options, the period from the grant date to the expiration date, based on assumed rates of stock appreciation of 5% and 10% compounded annually. These amounts do not represent our estimate of future stock price performance. Actual realizable values, if any, of stock options will depend on the future performance of the Common Stock.

(5)	In May 2004, these options were transferred to Mr. Mitarotonda from Mr. Holtzman pursuant to the terms of a securities purchase agreement by and among Jewelcor Management, Inc., Seymour Holtzman, Barington Capital Group, L.P., James A. Mitarotonda and Ramius Securities, LLC, dated as of May 13, 2004.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

The following table provides summary information concerning stock options held as of December 31, 2003 by each of the Named Executive Officers. Numbers of securities in this table reflect the reverse-forward stock split which took place on June 7, 2004.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End			Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End(1)

	Shares Acquired on Exercise	Value Realized ($)	Exercisable		Unexercisable	Exercisable	Unexercisable

Seymour Holtzman	—	0.00	63,000	(2)	—	$5,400	—

James Mitarotonda	—	0.00	63,000		—	$5,400	—

Melvyn Brunt	—	0.00	14,000		—	$1,120	—
______________
(1)	The value of unexercised in-the-money options at fiscal year-end is based on a price per share of $2.07 on December 31, 2003 less the exercise price.

(2)	In May 2004, these options were transferred to Mr. Mitarotonda from Mr. Holtzman pursuant to the terms of a securities purchase agreement by and among Jewelcor Management, Inc., Seymour Holtzman, Barington Capital Group, L.P., James A. Mitarotonda and Ramius Securities, LLC, dated as of May 13, 2004.

Director Compensation

In February 2003, our Board approved a plan that provides our non-employee directors with cash compensation of $10,000 upon initial election and on each anniversary of becoming a director during their term of service, and $1,000 per meeting of the Board attended during their term of service. The plan also provides that attendance at Committee meetings will be compensated at the rate of $1,000 per meeting for members and $2,000 per meeting for the chairperson. In 2003, we paid Jesse Choper $5,000, William Fox $7,000, Michael McManus $4,000 and Robert Flynn $8,000 for their attendance at Board and Committee meetings. During the period of 2003 that they were considered non-employee directors, James Mitarotonda received $11,487 and Seymour Holtzman received $10,000 as compensation for their service as directors.

Non-employee directors are granted a fully vested option to purchase 21,000 shares of Common Stock upon initial election and a fully vested option to purchase 1,400 shares of Common Stock on each anniversary of becoming a director during their term of service

Employment Contracts, Termination of
Employment and Change-in-Control Arrangements

We had one-year employment contracts with Raymond A. Doig and James D. Somes, which terminated on November 18, 2003, and a six-month contract with Stephen V. Imbler which terminated on May 18, 2003. Under these contracts, each of Raymond A. Doig, Stephen V. Imbler and James D. Somes were advanced six months of salary, or $72,000, in a lump sum payment in November 2002. Each of Mr. Doig and Mr. Somes received monthly payments of $12,000 beginning on December 1, 2002 and ending on May 31, 2003. Mr. Imbler received a monthly payment of $12,000 in December 2002 and received monthly payments of $6,000 beginning on January 1, 2003 and ending on May 31, 2003. Mr. Doig devoted his full and exclusive time to our business pursuant to the employment contract. The contract with Mr. Somes was terminated on January 24, 2003.

Board Compensation Committee Report
on Executive Compensation

The Compensation Committee generally believes that the compensation of the executive officers, including that of the Chief Executive Officer (each, an “Executive Officer” and collectively, the “Executive Officers”), should be influenced by the Company’s performance. The Compensation Committee establishes the salaries and bonuses of all of the Executive Officers by considering: (i) the Company’s financial performance for the past year; (ii) the achievement of certain objectives related to the particular Executive Officer’s area of responsibility; (iii) the salaries and bonuses of Executive Officers in similar positions of comparably-sized companies; and (iv) the relationship between revenue and Executive Officer compensation.

To contain expenses, for the first months of 2003, the Compensation Committee established a salary freeze on all of our employees, including the Executive Officers. In April 2003, when Raymond Doig was replaced as Chief Executive Officer by Co-Chief Executive Officers James Mitarotonda and Seymour Holtzman, the Compensation Committee approved salaries in the amount of $60,000 per year. In approving the salary of the Company’s Chief Executive Officers, the Compensation Committee generally follows the policies set forth above. However, as the Company does not have an operating business, the Co-Chief Executive Officers were compensated at a level deemed by the Board to be reasonable and appropriate for the services being provided to the Company by the Co-Chief Executive Officers.

In 2003, the Compensation Committee did not establish bonus targets for the Executive Officers. In the prior year, bonus targets were equal to either 30% or 50% of base salary. Actual bonus amounts were based on both corporate and individual performance measurements. The corporate performance measurements were based on revenue and operating loss targets. No bonus payouts were made in 2003.

In addition to salary and bonus, the Compensation Committee, from time to time, grants options to Executive Officers. The Compensation Committee views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company’s stock price, the Compensation Committee believes that options motivate Executive Officers to manage the Company in a manner that will also benefit stockholders. As such, options are granted at the current market price. One of the principal factors considered in granting options to an Executive Officer is the Executive Officer’s ability to influence the Company’s long-term growth and profitability. In 2003, we granted options to purchase 63,000 shares of Common Stock to each of Seymour Holtzman and James Mitarotonda, options to purchase 14,000 shares of Common Stock to Melvyn Brunt and options to purchase 21,000 shares of Common Stock to each of Michael McManus, William Fox and Jesse Choper.

In approving the Chief Executive Officer’s salary, the Compensation Committee generally follows the policies set forth above.

Compensation Committee of the Board of Directors

Joseph R. Wright, Jr.
Stephen Liguori
Michael McManus

THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

Performance Graph

The following graph compares the cumulative total return to holders of the Common Stock with the cumulative total return of the Nasdaq Stock Market Index-U.S. and RealNetworks, Inc. (RNWK), a former peer group issuer selected in good faith. The graph assumes that $100 was invested on July 9, 1999, the date of our initial public offering, in the Common Stock, the Nasdaq Stock Market Index-U.S. and RealNetworks, Inc., including reinvestment of dividends. No dividends have been declared or paid on Common Stock. Historic stock price performance is not necessarily indicative of future stock price performance.

_____________
* $100 invested on July 9, 1999 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

THE INFORMATION CONTAINED IN THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

Report of the Audit Committee of the Board

The Audit Committee is a standing committee of the board of directors and operates under a written charter adopted by the board of directors, a copy of which is attached hereto as Exhibit B. Among its other functions, the Audit Committee recommends to the board of directors, subject to stockholder ratification, the selection of independent accountants.

Management is responsible for our internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted accounting principles in the United States and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

During fiscal 2003, at each of its meetings, the Audit Committee met with the senior members of our financial management team and the independent accountants. The Audit Committee’s agenda is established by the Audit Committee and senior members of our financial management team. The Audit Committee has reviewed with management and the independent accountants the audited consolidated financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, “Codification of Statements on Auditing Standards, AU §380.”

The independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with the independent accountants that firm’s independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence.

Based on the Audit Committee’s discussion with management and the independent accountants, and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the board of directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Steven Berns
Michael McManus
Joseph R. Wright, Jr.

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

Certain Relationships and
Related Transactions

Since our inception in January 1996, we have never been a party to any transaction or series of similar transactions in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer or holder of more than 5% of Common Stock had or will have an interest, other than as described under “Security Ownership of Certain Beneficial Owners and Management,” the reimbursement of MM Companies Inc. for legal expenses in connection with a stockholder derivative action, payments of approximately $89,000 to Jewelcor Management, Inc. for certain management expenses incurred in 2003 and the transactions described below.

Gerald W. Kearby and Robert G. Flynn were involved in our founding and organization and may be considered as our promoters. Mr. Kearby and Mr. Flynn are former executives. Following our inception in January 1996, we issued 131,250 shares of Common Stock to Mr. Kearby and 105,000 shares of Common Stock to Mr. Flynn (each on a post-split basis). Mr. Kearby and Mr. Flynn each contributed a nominal amount of capital for our initial capitalization.

In the past, we have granted options to our executive officers and directors. In 2003, we granted 63,000 options to each of Jim Mitarotonda and Seymour Holtzman, 16,800 options to each of Jesse Choper, William Fox and Michael McManus and 14,000 options to Melvyn Brunt (each on a post-split basis) at the fair market value of Common Stock on each grant date. We intend to grant options to our officers and directors in the future. See “Director Compensation” and “Option Grants in Last Fiscal Year.”

We have entered into indemnification agreements with our officers and directors containing provisions which may require us, among other things, to indemnify our officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to execute such agreements with our future directors and executive officers.

In July 2003, the Company relocated its principal executive offices to 888 Seventh Avenue, 17th Floor, New York, 10019, an office maintained by Barington Capital Group, LP (“Barington”), a limited partnership whose general partner is a corporation of which James Mitarotonda is Chairman, President and Chief Executive Officer. James Mitarotonda is the Company’s Chairman and its former Chief Executive Officer. From April 2003 through May 16, 2004, we paid Barington a monthly fee of $7,290 for certain administrative and accounting services provided by Barington on behalf of the Company. During the same period we also paid Jewelcor Management, Inc. (“Jewelcor”), a corporation whose Chairman and Chief Executive Officer is Seymour Holtzman, a fee of $5,000 for certain administrative services provided by Jewelcor on behalf of the Company. Mr. Holtzman is a former Co-Chairman and Co-Chief Executive Officer of the Company. In May 2004, Mr. Holtzman resigned from the Board and Jewelcor ceased to provide administrative services to the Company. The Board of Directors then decided to enter into a new services arrangement with Barington, and it was agreed that all payments for services would be suspended until a new services arrangement was negotiated, although Barington continued to provide services on behalf of the Company during this suspension of payment. The Company and Barington entered into a new services agreement dated as of November 18, 2004. Under the agreement, Barington is to be paid $8,000 per month for providing certain administrative, accounting and other services on behalf of the Company from May 18, 2004 until June 30, 2006. In addition, Barington is to be paid a fee of $125 an hour for any legal services provided by Barington on behalf of the Company at the Company’s request. The Company has also agreed that in the event that Barington identifies for the Company at its request a business transaction such as a merger, acquisition or joint venture, and provides the Company with financial consulting services in connection with such business transaction, the Company will pay Barington a fee of two percent of the amount of the consideration paid in the transaction. In connection with the agreement, the Company granted to Barington or its designees stock options to purchase 56,000 shares of the Company’s Common Stock. The options are fully exercisable and were granted with an exercise price per share equal to $1.82, the fair market value of the Company’s Common Stock on the grant date.

All of our securities referenced above were purchased or sold at prices equal to the fair market value of such securities, as determined by our board of directors, on the date of issuance.

Costs and Method of Solicitation

Proxies may be solicited by mail, advertisement, telephone, via the Internet or in person. Solicitations may be made by directors, officers, investor relations personnel and other employees of the Company, none of whom will receive additional compensation for such solicitations.

We have retained D.F. King to provide solicitation and advisory services in connection with the proxy solicitation, for which D.F. King is to receive a fee estimated at $5,000, plus reimbursement for its reasonable out-of-pocket expenses and for payments made to brokers and other nominees for their expenses in forwarding soliciting material. D.F. King will distribute proxy materials to beneficial owners and solicit proxies by personal interview, mail, telephone and telegram, and via the Internet, and will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of shares of the Common Stock. We have also agreed to indemnify D.F. King against certain liabilities and expenses.

Costs incidental to these solicitations of proxies will be borne by us and include expenditures for printing, postage, legal, accounting, public relations, soliciting, advertising and related expenses.

Deadline for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in a company’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to us in a timely manner.

Although we have not yet determined the date in order to be included in the Company’s proxy statement for such meeting of our annual meeting of stockholders in 2005, stockholder proposals must be received by us at least 120 days prior to the anniversary date of the mailing of this Proxy Statement for the Annual Meeting and must otherwise comply with the requirements of Rule 14a-8. All stockholder proposals should be marked for the attention of the Secretary, L Q Corporation, Inc., 888 Seventh Avenue, 17th Floor, New York, NY 10019.

Our Bylaws establish an advance notice procedure for proposals to be brought by stockholders before an annual meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder, such stockholder must provide notice to the Company at least 120 days prior to the anniversary date of the mailing of the Company’s prior year’s proxy statement. Such notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. A copy of the full text of the Bylaws provision discussed above may be obtained by writing to our Secretary. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to L Q Corporation, Inc., 888 Seventh Avenue, 17th Floor, New York, NY 10019.

Incorporation of Certain Documents By Reference

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, together with the financial statements and financial statement schedules required to be filed with each of the Annual Report, are incorporated herein by reference.

All documents filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act of 1934 subsequent to the date hereof and prior to the date of the Annual Meeting or any adjournment or postponement thereof shall be deemed to be incorporated by reference herein and made a part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of these proxy solicitation materials to the extent that a statement contained herein or in any other document subsequently filed with the SEC which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of these proxy solicitation materials.

We will provide without charge to each person to whom a copy of these proxy solicitation materials is delivered, upon the written or oral request of such person, a copy of any or all of the documents incorporated by reference herein (not including the exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents). Requests for such copies should be directed by mail to L Q Corporation, Inc., 888 Seventh Avenue, 17th Floor, New York, NY 10019, Attn: Secretary, or by telephone to (212) 974-5730.

Proposal Three
Ratification of the Appointment of Rothstein, Kass & Company, P.C.
as Independent Accountants

The Audit Committee of our Board has selected Rothstein, Kass & Company, P.C. (“Rothstein Kass”) as the independent accountants to audit the books, records and accounts of the Company for the current fiscal year ending December 31, 2004, subject to ratification by the stockholders at the Annual Meeting. Rothstein Kass has audited the Company’s financial statements since May 1, 2003. Although stockholder ratification is not required by our Bylaws or any other applicable legal requirement, the Board is submitting the selection of Rothstein Kass to the stockholders for ratification as a matter of good corporate governance. Our Board recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, our Board may reconsider its selection.

A representative of RK is expected to be present at the Annual Meeting, will have the opportunity to make a statement and will be available to answer questions from stockholders.

On April 17, 2003, our previous auditor, PricewaterhouseCoopers LLP (“PwC”), resigned as the independent auditors of the Company. During the year ended December 31, 2002 and any subsequent interim period preceding the date of the resignation of PwC, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement with its report.

The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of Rothstein, Kass & Company, P.C. as the Company’s independent accountants.

Approval of Proposal Three will require the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote.

The table below sets forth the aggregate audit fees, audit-related fees, tax fees and all other fees billed for services rendered by our principal accountants in our fiscal years ended December 31, 2002 and 2003.

Fee Category	Fiscal 2003	Fiscal 2002

Audit Fees(1)	$42,500	$77,500

Audit-Related Fees(2)	—	—

Tax Fees(3)	$12,780	—

All Other Fees(4)	—	—

(1)	Audit Fees. These consist of fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly 10-Q reports and for services normally provided in connection with statutory and regulatory filings.

(2)	Audit-Related Fees. These consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.” These services include accounting consultations in connection with acquisitions and consultations concerning financial accounting and reporting standards.

(3)	Tax Fees. These consist of fees billed for professional services for tax compliance, tax advice and tax planning.

(4)	All Other Fees. These consist of other fees not reported in the above categories.

Pre-Approval Policies and Procedures of Audit Committee

The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent accountant. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent accountant.

The Audit Committee has adopted an auditor pre-approval policy which sets forth the procedures and conditions pursuant to which pre-approval may be given for services performed by the independent auditor. Under the policy, the Committee must give prior approval for all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibits under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided. Prior approval need not be given with respect to the provision of non-audit services if certain “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. The Audit Committee may delegate to one or more of its members authority to approve a request for pre-approval provided the member reports any approval so given to the Audit Committee at its next scheduled meeting.

Other Matters

There is no reason to believe that any other business will be presented at the 2004 Annual Meeting; however, if any other business should properly and lawfully come before the 2004 Annual Meeting, the proxies will vote in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

November 23, 2004
New York, New York

EXHIBIT A

FORM OF
CERTIFICATE OF AMENDMENT
OF THE SECOND AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION OF
L Q CORPORATION, INC.

L Q Corporation, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of LQ Corporation, Inc., resolutions were duly adopted setting forth a proposed amendment of the Second Amended and Restated Certificate of Incorporation of the corporation, and declaring that such amendment is advisable and that such amendment should be submitted to the stockholders of the corporation for approval. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that numbered Paragraph 1 of Article IX of the Second Amended and Restated Certificate of Incorporation be deleted and replaced with the following:

The number of directors which shall constitute the whole Board of Directors of the corporation shall be determined in the Second Amended and Restated Bylaws of the corporation (the “Restated Bylaws”) as provided therein. The directors of the corporation shall be elected by the stockholders entitled to vote thereon at each annual meeting of stockholders and shall hold office until their respective successors shall have been elected and qualified, subject, however, to their earlier death, resignation, retirement, disqualification or removal from office. The term of office of each director in office immediately after the 2004 annual meeting of stockholders shall expire at the next annual meeting of stockholders of the corporation.

SECOND: Thereafter, pursuant to resolutions of the corporation’s Board of Directors, the amendment was submitted to the stockholders of the corporation for approval at a meeting of stockholders, and such meeting was called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware. The necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: The said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by William J. Fox, its President and Chief Executive Officer, and by Melvyn Brunt, its Chief Financial Officer, as of this ___ day of __________________.

L Q CORPORATION, INC.

By_______________________________
     William J. Fox
     President and Chief Executive Officer

Attest:

___________________________
Melvyn Brunt
Chief Financial Officer

A-1

EXHIBIT B

L Q CORPORATION, INC.
AUDIT COMMITTEE CHARTER

I.      General Statement of Purpose

The purposes of the Audit Committee of the Board of Directors (the “Audit Committee”) of L Q Corporation, Inc. (the “Company”) are to:

•	oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

•	take, or recommend that the Board of Directors of the Company (the “Board”) take, appropriate action to oversee the qualifications, independence and performance of the Company’s independent auditors; and

•	prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II.     Composition

The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

Notwithstanding the foregoing, one director who (1) is not “independent” as defined in Rule 4200 under the Marketplace Rules of the NASD; (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder; and (3) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee may qualify as an “Audit Committee Financial Expert” under the rules promulgated by the SEC.

The Nominating and Corporate Governance Committee shall recommend to the Board nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.    Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV. Meetings

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.    Responsibilities and Authority

A.	Review of Charter

•	The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B.	Annual Performance Evaluation of the Audit Committee

•	At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Nominating and Corporate Governance Committee.

C.	Matters Relating to Selection, Performance and Independence of Independent Auditor

•	The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company’s independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

•	The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•	The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

•	The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•	The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•	The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•	The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor’s independence.

•	The Audit Committee shall evaluate the independent auditors’ qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

•	obtain and review a report or reports from the independent auditor describing (1) the auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor’s independence, all relationships between the independent auditor and the Company;

•	review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditor’s audit staff); and

•	assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

In this regard, the Audit Committee shall also (1) seek the opinion of management and the internal auditors of the independent auditors’ performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

•	The Audit Committee may recommend to the Board polices with respect to the potential hiring of current or former employees of the independent auditor.

D.	Audited Financial Statements and Annual Audit

•	The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•	The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” prior to the filing of the Company’s Annual Report on Form 10-K, and (c) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

•	The Audit Committee must review:

(i)	any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

(ii)	major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies;

(iii)	major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

(iv)	the effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•	The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•	The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) any significant disagreements with management and (3) a discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

•	This review may also include:

(i)	any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

(ii)	any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement; and

(iii)	any management or internal control letter issued, or proposed to be issued, by the auditors.

•	The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended (“SAS 61”).

•	The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•	If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

•	Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•	The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

E.	Unaudited Quarterly Financial Statements

•	The Audit Committee shall review and may discuss with management and the independent auditor as appropriate, prior to the filing of the Company’s Quarterly Reports on Form 10-Q, (1) the Company’s quarterly financial statements and the Company’s related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,”(2) such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

F.	Earnings Press Releases

•	The Audit Committee shall review and discuss the Company’s earnings and related financial information expected to be announced in any press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of “pro forma” or “adjusted” non-GAAP information).

G.	Risk Assessment and Management

•	The Audit Committee shall discuss the process by which the Company’s exposure to risk is assessed and managed by management.

•	In connection with the Audit Committee’s discussion of the Company’s risk assessment and management guidelines, the Audit Committee may discuss or consider the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures.

H.	Procedures for Addressing Complaints and Concerns

•	The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

I.	Regular Reports to the Board

•	The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.      Additional Authority

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A.	Engagement of Advisors

•	The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B.	Legal and Regulatory Compliance

•	The Audit Committee may discuss with management and the independent auditor, and review with the Board, the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

•	The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

C.	Conflicts of Interest

•	The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions.

D.	General

•	The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•	The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

•	In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•	The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

•	The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

•	The Audit Committee may perform such other functions as may be requested by the Board from time to time.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

EXHIBIT C

L Q CORPORATION, INC.
NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

I.      General Statement of Purpose

The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”) of L Q Corporation, Inc. (the “Company”), on behalf of the Board of Directors (the “Board”), is responsible for identifying individuals qualified to become board members, consistent with criteria approved by the Board, and for recommending that the Board select the director nominees for election at each annual meeting of stockholders. The Nominating Committee is also responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, periodically reviewing such guidelines and recommending any changes thereto, and overseeing the evaluation of the Board and its committees.

II.      Nominating Committee Composition

The number of individuals serving on the Nominating Committee shall be fixed by the Board from time to time but shall consist of no fewer than two members, each of whom shall satisfy the independence standards established pursuant to Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc.

The members of the Nominating Committee shall be appointed annually by the Board and may be replaced or removed by the Board at any time with or without cause. Resignation or removal of the Director from the Board, for whatever reason, shall automatically constitute resignation or removal, as applicable, from this committee. Vacancies occurring, for whatever reason, may be filled by the Board. The Board shall designate one member of the Nominating Committee to serve as Chairman of the Nominating Committee.

III.      Meetings

The Nominating Committee generally is to meet as often as it determines is appropriate to carry out its responsibilities under this charter in person or by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. A majority of the members of the Nominating Committee shall constitute a quorum for purposes of holding a meeting and the Nominating Committee may act by a vote of a majority of members present at such meeting. In lieu of a meeting, the Nominating Committee may act by unanimous written consent.

IV.    Nominating Committee Activities

The Nominating Committee’s purpose and responsibilities shall be to:

A.	Review of Charter

•	Review and reassess the adequacy of this Charter annually and submit any proposed changes to the Board for approval.

B.	Annual Performance Evaluation of the Nominating Committee

•	Perform an annual performance evaluation of the Nominating Committee and report to the Board on the results of such evaluation.

C.	Selection of New Directors

•	Recommend to the Board criteria for Board and committee membership, which shall include a description of any specific, minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee-recommended nominee, and a description of any specific qualities or skills that the Nominating Committee believes are necessary for one or more of the Company’s directors to possess, and annually reassess the adequacy of such criteria and submit any proposed changes to the Board for approval. The current criteria for Board membership are attached to this Charter as Exhibit A.

•	Establish a policy with regard to the consideration of director candidates recommended by stockholders. The current policy is that the Nominating Committee will review and consider any director candidates who have been recommended by stockholders in compliance with the procedures established from time to time by the Nominating Committee and set forth in this Charter.

•	Establish procedures to be followed by stockholders in submitting recommendations for director candidates to the Nominating Committee. The current procedures to be followed by stockholders are set forth below:

1.	All stockholder recommendations for director candidates must be submitted to the Secretary of the Company, who will forward all recommendations to the Nominating Committee.

2.	All stockholder recommendations for director candidates must be submitted to the Company not less than 120 calendar days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting.

3.	All stockholder recommendations for director candidates must include the following information:

a.	The name and address of record of the stockholder.

b.	A representation that the stockholder is a record holder of the Company’s securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934.

c.	The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate.

d.	A description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in this Charter.

e.	A description of all arrangements or understandings between the stockholder and the proposed director candidate.

f.	The consent of the proposed director candidate (i) to be named in the proxy statement relating to the Company’s annual meeting of stockholders and (ii) to serve as a director if elected at such annual meeting.

g.	Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

•	Establish a process for identifying and evaluating nominees for the Board, including nominees recommended by stockholders. The current process for identifying and evaluating nominees for the Board is as follows:

1.	The Nominating Committee may solicit recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate.

2.	The Nominating Committee will review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate.

3.	The Nominating Committee will evaluate all such proposed director candidates in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate.

4.	In identifying and evaluating proposed director candidates, the Nominating Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board.

•	Upon identifying individuals qualified to become members of the Board, consistent with the minimum qualifications and other criteria approved by the Board from time to time, recommend that the Board select the director nominees for election at each annual meeting of stockholders; provided that, if the Company is legally required by contract or otherwise to provide third parties with the ability to nominate individuals for election as a member of the Board (pursuant, for example, to the rights of holders of preferred stock to elect directors upon a dividend default or in accordance with shareholder agreements or management agreements), the selection and nomination of such director nominees shall be governed by such contract or other arrangement and shall not be the responsibility of the Nominating Committee.

•	Consider recommendations in light of the requirement that a majority of the Board be comprised of directors who meet the independence requirements set forth in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc.

•	Recommend that the Board select directors for appointment to committees of the Board.

D.	Corporate Governance Guidelines

•	Develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company.

•	Review and reassess the adequacy of the Corporate Governance Guidelines annually and recommend any proposed changes to the Board for approval.

E.	Evaluation and Education of Board of Directors

•	Oversee an annual evaluation of the Board and its committees for the prior fiscal year.

•	Develop a process to provide for the orientation of new directors and the continuing education of existing directors.

F.	Matters Relating to Retention and Termination of Search Firms to Identify Director Candidates

•	Exercise sole authority to retain and terminate any search firm that is to be used by the Company to assist in identifying director candidates. The Nominating Committee shall also have sole authority to approve any such search firm’s fees and other retention terms.

V.	General

•	The Nominating Committee may establish and delegate authority to subcommittees consisting of one or more of its members, when the Nominating Committee deems it appropriate to do so in order to carry out its responsibilities.

•	The Nominating Committee shall make regular reports to the Board concerning areas of the Nominating Committee’s responsibility.

•	In carrying out its responsibilities, the Nominating Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Nominating Committee may consult. The Nominating Committee shall have the authority to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Nominating Committee or meet with any members of or advisors to the Nominating Committee. The Nominating Committee shall also have the authority to engage legal, accounting or other advisors to provide it with advice and information in connection with carrying out its responsibilities and shall have sole authority to approve any such advisor’s fees and other retention terms.

•	The Nominating Committee may perform such other functions as may be requested by the Board from time to time.

EXHIBIT A

Board Membership Criteria

The Nominating Committee believes that it is in the best interests of the Company and its stockholders to obtain highly qualified individuals to serve on the Board.

At a minimum, the Nominating Committee must be satisfied that each Nominating Committee-recommended nominee meets the following minimum qualifications:

•	The nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders.

•	The nominee shall be highly accomplished in his or her respective field, with superior credentials and recognition.

•	The nominee shall have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve.

•	To the extent such nominee serves or has previously served on other boards, the nominee shall have a demonstrated history of actively contributing at board meetings.

In addition to the minimum qualifications for each nominee set forth above, the Nominating Committee shall recommend that the Board select persons for nomination to help ensure that:

•	A majority of the Board shall be “independent” in accordance with the standards established pursuant to Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc.

•	Each of its Audit, Compensation and Nominating Committees shall be comprised entirely of independent directors.

•	At least one member of the Audit Committee shall have such experience, education and other qualifications necessary to qualify as an “Audit Committee Financial Expert” as defined by the rules of the Securities and Exchange Commission.

Finally, in addition to any other standards the Nominating Committee may deem appropriate from time to time for the overall structure and composition of the Board, the Nominating Committee may consider the following factors when recommending that the Board select persons for nomination:

•	Whether the nominee has direct experience in the industry or in the markets in which the Company operates.

Whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience.

EXHIBIT D

L Q CORPORATION, INC.
CORPORATE GOVERNANCE GUIDELINES

The Board of Directors (the “Board”) of L Q Corporation, Inc. (the “Company”) has adopted the corporate governance guidelines set forth below to assist and guide the Board in the exercise of its responsibilities. These guidelines should be interpreted in accordance with any requirements imposed by applicable federal or state law or regulation and the Second Amended and Restated Certificate of Incorporation and Restated Bylaws of the Company. The Board may review and amend these guidelines from time to time.

I. DIRECTOR QUALIFICATION STANDARDS

•	Director Criteria: The Board of Directors shall consider and approve from time to time the criteria that it deems necessary or advisable for prospective Director candidates. The Board of Directors shall have full authority to modify such criteria from time to time as it deems necessary or advisable.

The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility for developing and recommending to the Board of Directors for its consideration and approval such criteria for prospective Director candidates as the Nominating and Corporate Governance Committee deems necessary or advisable. The Nominating and Corporate Governance Committee will recommend to the Board of Directors from time to time such criteria for its consideration and approval. The Board of Directors may, however, rescind this delegation to the Nominating and Corporate Governance Committee and thereafter the Board of Directors shall have the responsibility for developing and approving from time to time such criteria for prospective Director candidates as it deems necessary or advisable.

•	Process For Identifying and Selecting Directors: The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility of identifying suitable candidates for nomination to the Board of Directors (including candidates to fill any vacancies that may occur) and assessing their qualifications in light of the policies and principles in these corporate governance guidelines and the committee’s charter. The Nominating and Corporate Governance Committee will recommend prospective Director candidates for the Board’s consideration and review the prospective candidates’ qualifications with the Board. The Board of Directors shall retain the ultimate authority to nominate a candidate for election by the stockholders as a Director or to fill any vacancy that may occur.

In identifying prospective Director candidates, the Nominating and Corporate Governance Committee may consider all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the prospective Director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board.

•	Independence: At least a majority of the members of the Board of Directors shall meet the definition of independence set forth in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc.

At least annually, the Board will evaluate all relationships between the Company and each Director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such Director’s ability to satisfy his or her responsibilities as an independent Director.

•	Limit on Number of Other Boards: Carrying out the duties and fulfilling the responsibilities of a Director require a significant commitment of an individual’s time and attention. The Board does not believe, however, that explicit limits on the number of other boards of directors on which the Directors may serve, or on other activities the Directors may pursue, are appropriate. The Board, however, recognizes that excessive time commitments can interfere with an individual’s ability to perform his or her duties effectively. In connection with its assessment of Director candidates for nomination, the Nominating and Corporate Governance Committee will assess whether the performance of any Director has been or is likely to be adversely impacted by excessive time commitments, including service on other boards of directors. Directors must notify the Chairman of the Nominating and Corporate Governance Committee in connection with accepting a seat on the board of directors of another business corporation so that the potential for conflicts or other factors compromising the Director’s ability to perform his duties may be fully assessed.

•	Term and Age Limits: The Board does not believe that arbitrary limits on the number of consecutive terms a Director may serve or on the Directors’ ages are appropriate in light of the substantial benefits resulting from a sustained focus on the Company’s business, strategy and industry over a significant period of time. Each individual’s performance will be assessed by the Nominating and Corporate Governance Committee in light of relevant factors in connection with assessments of candidates for nomination to be Directors.

•	Succession: The Nominating and Corporate Governance Committee shall be responsible for developing succession plans for the Board as appropriate in light of relevant facts and circumstances.

II.     DIRECTOR RESPONSIBILITIES

•	Role of Directors: The business and affairs of the Company are managed by or under the direction of the Board of Directors, acting on behalf of the stockholders. The Board has delegated to the officers of the Company the authority and responsibility for managing the Company’s everyday affairs. The Board of Directors has an oversight role and is not expected to perform or duplicate the tasks of the CEO or senior management.

•	Attendance at Meetings: Each member of the Board is expected to make reasonable efforts to attend regularly scheduled meetings of the Board and to participate in telephone conference meetings or other special meetings of the Board. In the event that Directors are unable to make at least 75% of those regular or special meetings (together with the meetings of committees on which such Director serves), the Company will be required to disclose that fact in its annual proxy statement. In addition, attendance and participation at meetings is an important component of the Directors’ duties and, as such, attendance rates will be taken into account by the Nominating and Corporate Governance Committee in connection with assessments of Director candidates for renomination as Directors.

•	Time Commitment; Advance Distribution and Review of Materials: Directors are expected to spend the time needed and meet as frequently as the Board deems necessary or appropriate to discharge their responsibilities. Senior management is responsible for distributing information and data that are important to the Board’s understanding of the business to be conducted at a Board or Committee meeting to the Directors. Directors should review these materials in advance of the meeting when reasonably practicable.

III.     BOARD STRUCTURE

•	Size of Board: The Board presently has 6 members. It is the sense of the Board that a board consisting of between 5 and 10 members is an appropriate size for the Company; however, the Board reserves the right to increase or decrease the size of the Board, subject to any relevant provisions in the Company’s by-laws, depending on an assessment of the Board’s needs and other relevant circumstances at any given time.

•	Committees: The Board intends at all times to have an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these standing committees will have a written charter that sets forth the responsibilities of such committee and the qualifications for committee membership. The Board may from time to time establish additional committees as necessary or appropriate.

•	Executive Sessions: The independent Directors will meet at regularly scheduled executive sessions, at least twice each year, without management participation.

IV.     DIRECTOR ACCESS TO MANAGEMENT AND INDEPENDENT ADVISORS

•	In carrying out its responsibilities, the Board of Directors, and each committee thereof, shall be entitled to rely on the advice and information that it receives from management and such experts, advisors and professionals with whom the Board, or any such committee, may consult. The Board of Directors, and each committee thereof, shall have the authority to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company, attend a meeting of the Board, or such committee, or meet with any members of or advisors to the Board. The Board or any committee thereof shall also have the authority to engage legal, accounting or other advisors to provide it with advice and information in connection with carrying out its or their responsibilities.

V.     DIRECTOR COMPENSATION

•	The form and amount of Director compensation will be reviewed periodically, but at least annually, by the Compensation Committee, which shall make recommendations to the Board based on such review. The Board shall retain the ultimate authority to determine the form and amount of Director compensation.

•	The Company’s executive officers shall not receive additional compensation for their service as directors.

VI.     DIRECTOR ORIENTATION AND CONTINUING EDUCATION

•	The Company will conduct an orientation program for each new Director within three months following the meeting at which the Director is elected. The orientation will include presentations by senior management designed to familiarize the new Director with the Company’s business and strategic plans, key policies and practices, principal officers and management structure, auditing and compliance processes and its code of business conduct and ethics.

•	The Company’s senior management will be responsible for periodically providing materials or briefing sessions for continuing Directors on topics that will assist them in discharging their duties.

VII.     MANAGEMENT SUCCESSION

•	The Nominating and Corporate Governance Committee shall be responsible for developing a CEO succession plan for consideration by the Board and reporting on such plan to the Board.

VIII.     ANNUAL PERFORMANCE EVALUATION OF THE BOARD AND COMMITTEES

•	The Nominating and Corporate Governance Committee will oversee the evaluation of the Board and its committees and will conduct a self-evaluation at least annually for the purpose of determining whether it is functioning effectively. These evaluations will consider the performance of the board or the committee, as the case may be, as a unit.

IX.     MISCELLANEOUS

•	The Board believes that the management should be responsible for communications with the press, media and other outside parties made on behalf of the Company, though individual Board members may, at the request of management or of the Board, communicate with outside parties on behalf of the Company.

•	These guidelines are not intended to modify, extinguish or in any other manner limit the indemnification, exculpation and similar rights available to the Directors of the Company under applicable law and/or the Company’s certificate of incorporation and/or its by-laws.

•	Although these corporate governance guidelines have been approved by the Board, it is expected that these guidelines will evolve over time as customary practice and legal requirements change. In particular, guidelines that encompass legal, regulatory or exchange requirements as they currently exist will be deemed to be modified as and to the extent such legal, regulatory or exchange requirements are modified. In addition, the guidelines may also be amended by the Board at any time as it deems appropriate.

EXHIBIT E

L Q CORPORATION, INC.
COMPENSATION COMMITTEE CHARTER

I.     General Statement of Purpose

The Compensation Committee of the Board of Directors (the “Compensation Committee”) of L Q Corporation, Inc. (the “Company”), on behalf of the Board of Directors (the “Board”), discharges the Board’s responsibilities relating to compensation of the Company’s directors and executives, oversees the Company’s overall compensation programs and is responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement relating to its annual meeting of stockholders or annual report on Form 10-K, in accordance with applicable rules and regulations. The primary objective of the Compensation Committee is to develop and implement compensation policies and plans that are appropriate for the Company in light of all relevant circumstances and which provide incentives that further the Company’s long-term strategic plan and are consistent with the culture of the Company and the overall goal of enhancing enduring stockholder value.

II.    Compensation Committee Composition

The number of individuals serving on the Compensation Committee shall be fixed by the Board from time to time but shall consist of no fewer than two members, each of whom shall satisfy the independence standards established pursuant to Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc.

The members of the Compensation Committee shall be appointed annually by the Board and may be replaced or removed by the Board at any time with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically constitute resignation or removal, as applicable, from this committee. Vacancies occurring, for whatever reason, may be filled by the Board. The Board shall designate one member of the Compensation Committee to serve as Chairman of the Compensation Committee.

III.    Meetings

The Compensation Committee generally is to meet as often as it determines is appropriate to carry out its responsibilities under this charter in person or by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. A majority of the members of the Compensation Committee shall constitute a quorum for purposes of holding a meeting and the Compensation Committee may act by a vote of a majority of members present at such meeting. In lieu of a meeting, the Compensation Committee may act by unanimous written consent.

IV.    Compensation Committee Activities

The Compensation Committee’s purpose and responsibilities shall be to:

A.	Review of Charter

•	Review and reassess the adequacy of this Charter annually and submit any proposed changes to the Board for approval.

B.	Annual Report on Executive Compensation

•	Produce an annual report on executive compensation for inclusion in the Company’s proxy statement relating to its annual meeting of stockholders or annual report on Form 10-K, in accordance with the applicable rules and regulations of the Securities and Exchange Commission, any securities exchange or automated quotation system on which the Company’s securities are traded, and any other rules and regulations applicable to the Company.

C.	Annual Performance Evaluation of the Compensation Committee

•	Perform an annual performance evaluation of the Compensation Committee and report to the Board on the results of such evaluation.

D.	Recommendations Regarding Incentive-Compensation Plans and Equity-Based Plans

•	Review and make such recommendations to the Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans.

E. Matters Related to Compensation of the Company’s Chief Executive Officer

•	Review and approve the corporate goals and objectives that may be relevant to the compensation of the Company’s Chief Executive Officer (“CEO”).

•	Evaluate the CEO’s performance in light of the goals and objectives that were set for the CEO and determine the CEO’s compensation based on such evaluation. In connection with determining the long-term incentive component of the CEO’s compensation, the Compensation Committee should consider the Company’s performance and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies and the awards given to the Company’s CEO in past years.

•	The Company’s Chief Executive Officer may not be present during voting or deliberation concerning his or her compensation.

F.	Matters Related to Compensation of the Officers Other than the Chief Executive Officer

•	Review and make such recommendations to the Board as the Compensation Committee deems advisable with regard to the compensation of all officers of the Company other than the CEO; for the purposes hereof the term “officer” has the meaning defined in Section 16 of the Securities Exchange Act of 1934, as amended, and Rule 16a-1 promulgated thereunder. Determine the compensation of all officers of the Company other than the CEO; for the purposes hereof the term “officer” has the meaning defined in Section 16 of the Securities Exchange Act of 1934, as amended, and Rule 16a-1 promulgated thereunder.

V.     Additional Compensation Committee Authority

The Compensation Committee is authorized, on behalf of the Board, to do any of the following, as the Compensation Committee deems necessary or appropriate in its discretion:

A.	Matters Related to Compensation of the Company’s Directors and Members of Senior Management

•	Annually review and make recommendations to the Board with respect to the compensation of all directors, officers and members of senior management of the Company (other than the CEO), including with respect to any incentive-compensation plans and equity-based plans.

B.	Matters Relating to Retention and Termination of Compensation Consulting Firm or Other Outside Advisors

•	Exercise sole authority to retain and terminate any consulting firm (or other outside advisor on compensation matters) that is to be used by the Company or the Compensation Committee to assist in the evaluation of director, CEO or senior executive compensation. The Compensation Committee shall also have sole authority to approve the consultant’s fees and other retention terms.

VI.    General

•	The Compensation Committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members, when the Compensation Committee deems it appropriate to do so in order to carry out its responsibilities.

•	The Compensation Committee shall make regular reports to the Board concerning areas of the Compensation Committee’s responsibility.

•	In carrying out its responsibilities, the Compensation Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Compensation Committee may consult. The Compensation Committee shall have the authority to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Compensation Committee or meet with any members of or advisors to the Compensation Committee. The Compensation Committee shall also have the authority to engage legal, accounting or other advisors to provide it with advice and information in connection with carrying out its responsibilities and shall have sole authority to approve any such advisor’s fees and other retention terms.

•	The Compensation Committee may perform such other functions as may be requested by the Board from time to time.

EXHIBIT F

L Q CORPORATION, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

Principals Governing Professional and Ethical Conduct

This Code of Business Conduct and Ethics (“Code”) has been adopted by the Board of Directors of L Q Corporation, Inc. (the “Company”) to help ensure compliance with legal and ethical requirements and our standards of business conduct. It is the policy of the Company that its directors, officers and employees adhere to, advocate and promote the following principles:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships and the avoidance of the exploitation of corporate opportunities for personal gain;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and other public communications made by the Company;

•	Compliance with laws, rules and regulations applicable to the Company;

•	Adherence to the Company’s Insider Trading Policy; and

•	Protection and proper use of the Company’s assets and proprietary or confidential information.

Reporting and Treatment of Violations

Persons who become aware of suspected violations of this Code should report such suspected violations promptly to the Board of Directors, who will forward such report to the Company’s Audit Committee of the Board of Directors. To assist in the response to or investigation of the alleged violation, the report should contain as much specific information as possible to allow for proper assessment of the nature, extent and urgency of the alleged violation. Without limiting the foregoing, the report should, to the extent possible, contain the following information:

•	the alleged event, matter or issue that is the subject of the alleged violation;

•	the name of each person involved;

•	if the alleged violation involves a specific event or events, the approximate date and location of each event; and

•	any additional information, documentation or other evidence available relating to the alleged violation.

The Audit Committee shall have the power to monitor, investigate, make determinations and recommend action to the Board of Directors with respect to violations of this Code. In determining whether a violation of this Code has occurred, the Audit Committee may take into account:

•	the nature and severity of the violation;

•	whether the violation was a single occurrence or involved repeated occurrences;

•	whether the violation appears to have been intentional or inadvertent;

•	whether the person in question had been advised prior to the violation as to the proper course of action;

•	whether the person in question had committed other violations in the past; and

•	such other facts and circumstances as the Audit Committee shall deem advisable in the context of the alleged violation.

F-1

Consequences of Violations

If a violation is substantiated, the Board of Directors, upon the recommendation of the Audit Committee, may impose such sanctions or take such actions as it deems appropriate, including, but not limited to, the following:

•	Disciplinary action (including censure, re-assignment, demotion, suspension or termination);

•	Pursuit of any and all remedies available to the Company for any damages or harm resulting from a violation, including injunctive relief; and

•	Referral of matters to appropriate legal or regulatory authorities for investigation and prosecution.

Requests for Waivers and Changes in Code

A waiver of a provision of this Code shall be requested whenever there is reasonable likelihood that a contemplated action will violate the Code. Any waiver (including an implicit waiver) that constitutes a material departure from a provision of this Code shall be publicly disclosed on a timely basis, to the extent required by applicable rules and regulations of the SEC. In addition, any amendments to this Code (other than technical, administrative or other non-substantive amendments) shall be publicly disclosed on a timely basis, to the extent required by applicable rules and regulations of the SEC.

F-2

PROXY CARD

L Q CORPORATION, INC.
888 Seventh Avenue, 17th Floor
New York, New York 10019
212-974-5730

The undersigned hereby appoints William J. Fox and Melvyn Brunt, or either of them, as proxies with full powers of substitution, to vote all shares of the Common Stock, par value $0.001 per share, of L Q Corporation, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on December 22, 2004 and at any adjournment thereof, upon the items described in the proxy statement. The undersigned acknowledges receipt of notice of the meeting and the proxy statement.

1. Proposal to remove classification of the Board of Directors (PROPOSAL ONE):

FOR	AGAINST	ABSTAIN

2. Election of Stephen Liguori and Joseph R. Wright, Jr. as a Class II Director (PROPOSAL TWO):

	FOR	WITHHOLD AUTHORITY FOR

3. Proposal to ratify the appointment of Rothstein, Kass & Company, P.C. as independent accountants of the Company for the fiscal year ending December 31, 2004 (PROPOSAL THREE):

FOR	AGAINST	ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting:

FOR	AGAINST	ABSTAIN

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

This Proxy, when properly executed will be voted as directed herein. If no instructions are given, the shares represented by this proxy will be voted “FOR” the nominee set forth in PROPOSAL TWO and “FOR” PROPOSALS ONE and THREE and in the discretion of the proxy holders as to other business.

Please date and sign this proxy exactly as your name appears hereon.

____________________________________________ Date	_______________________________________________ Signature of Owner

_______________________________________________ Additional Signature of Joint Owner (if any)

If stock is jointly held, each joint owner should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title.